Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2019
Commitments and Contingencies Disclosure [Abstract]
Unrecorded Unconditional Purchase Obligations Disclosure	The Partnership’s share of commitments to fund newbuilding and other construction contract costs as at June 30, 2019 are as follows:

	Total $	Remainder of 2019 $	2020 $	2021 $	2022 $
Consolidated LNG carriers (i)	60,586	9,984	9,733	27,191	13,678
Equity-accounted joint ventures (ii)	349,681	349,681	—	—	—
	410,267	359,665	9,733	27,191	13,678

(i)
In May 2019, the Partnership received approximately $45 million from a shipyard related to warranty claims on certain of the Partnership's LNG carriers and recognized the amounts as reductions to the carrying values of the applicable LNG carriers. In connection with the warranty settlement, the Partnership entered into an agreement in June 2019 with a contractor to supply equipment on certain of its LNG carriers in 2021 and 2022 for an estimated installed cost of approximately $61 million.

(ii)
The commitment amounts relating to the Partnership’s share of costs for newbuilding and other construction contracts in the Partnership’s equity-accounted joint ventures are based on the Partnership’s ownership percentage in each respective joint venture as of June 30, 2019. These commitments are described in more detail in Note 14a of the Partnership’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year-ended December 31, 2018. Based on the Partnership's ownership percentage in each respective joint venture, the Partnership's equity-accounted joint ventures have secured $301 million of undrawn financing related to the Partnership's proportionate share of the remaining commitments included in the table above.